Execution Version
Exhibit 10.15
MOBILITY GLOBAL INC.
as the Company
5.050% Senior Notes due 2029
5.450% Senior Notes due 2031
6.050% Senior Notes due 2036
FIRST SUPPLEMENTAL INDENTURE
Dated as of May 29, 2026
to the Indenture Dated as of May 29, 2026
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
TABLE OF CONTENTS
Page
Section 1.01.Certain Terms Defined in the Indenture; Additional Terms2
ARTICLE 2 FORM AND TERMS OF THE NOTES7
Section 2.01.Form and Dating7
Section 2.02.Paying Agent; Depository7
Section 2.03.Registration8
Section 2.04.Transfer and Exchange9
Section 2.05.Terms of the Notes9
Section 2.06.Optional Redemption10
Section 2.07.Special Mandatory Redemption11
Section 2.08.Offer to Repurchase Upon a Change of Control Triggering Event
12
Section 2.09.Registration Default14
ARTICLE 3 COVENANTS15
Section 3.01.Limitation on Liens15
Section 3.02.Limitation on Sale Leasebacks15
Section 3.03.Consolidation, Merger, Conveyance or Transfer on Certain
Terms15
Section 3.04.Events of Default16
Section 3.05.Rule 144A Information16
Section 3.06.Activities prior to the Separation16
Section 3.07.Commitment Letter16
ARTICLE 4 AMENDMENTS, SUPPLEMENTS AND WAIVERS16
Section 4.01.Supplemental Indentures without Consent of Holders16
ARTICLE 5 MISCELLANEOUS17
Section 5.01.Trust Indenture Act Controls17
Section 5.02.Governing Law17
Section 5.03.Payment of Notes17
Section 5.04.Multiple Counterparts17
Section 5.05.Severability18
Section 5.06.Relation to Indenture18
Section 5.07.Ratification18
Section 5.08.Effectiveness18
Section 5.09.Trustee Not Responsible for Recitals or Issuance of Securities18
Section 5.10.Calculations18
ARTICLE 6 ESCROW CONDITIONS19
Section 6.01.Escrow Account19
Section 6.02.Escrow Authorization19
2
Section 6.03.Trustee Liability19
Section 6.04.Release of Escrow Funds19
Section 6.05.Special Mandatory Redemption20
Section 6.06.Trustee Direction to Execute Escrow Agreement20
APPENDIX A PROVISIONS RELATING TO THE NOTES
EXHIBIT ANOTES LEGENDS
EXHIBIT BFORM OF NOTES
EXHIBIT CRULE 144A CERTIFICATE
EXHIBIT DREGULATION S CERTIFICATE
FIRST SUPPLEMENTAL INDENTURE
FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of May 29, 2026, between MOBILITY GLOBAL INC., a Delaware corporation (the
“Company”), having its principal executive offices at 5860 Trinity Parkway, Suite 600,
Centreville, Virginia 20120, and THE BANK OF NEW YORK MELLON TRUST COMPANY,
N.A., a national banking association, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of May 29, 2026 (the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;
WHEREAS, the issuance and sale of $650,000,000 aggregate principal amount of a new series of Securities of the Company designated as its 5.050% Senior Notes due 2029 (the “2029
Notes”), $650,000,000 aggregate principal amount of a new series of Securities of the Company designated as its 5.450% Senior Notes due 2031 (the “2031 Notes”) and $700,000,000 aggregate principal amount of a new series of Securities of the Company designated as its 6.050% Senior
Notes due 2036 (the “2036 Notes” and, collectively with the 2029 Notes and 2031 Notes, the
“Notes”), and, if and when issued, any Additional Notes, together with any Exchange Notes issued therefor, as provided herein, have been authorized by resolutions adopted by the Board of
Directors of the Company;
WHEREAS, the Company desires to issue and sell $650,000,000 aggregate principal amount of 2029 Notes, $650,000,000 aggregate principal amount of 2031 Notes and
$700,000,000 aggregate principal amount of 2036 Notes on the date hereof;
WHEREAS, Sections 2.01 and 10.01 of the Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement the Indenture to provide for the issuance of and to establish the form or terms and conditions of Securities of any series as permitted by the Indenture;
WHEREAS, the Company desires to establish the form, terms and conditions of the
Notes; and
WHEREAS, all things necessary to make this First Supplemental Indenture a legal, valid and binding supplement to the Indenture according to its terms and the terms of the Indenture have been done.
NOW, THEREFORE, for and in consideration of the premises and the purchase of the
Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE 1
DEFINITIONS
Section 1.01.Certain Terms Defined in the Indenture; Additional Terms.
(a)For purposes of this First Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby.
(b)The following capitalized terms used herein shall be defined accordingly:
“Additional Interest” has the meaning set forth in Section 2.08 hereof.
“Additional Notes” has the meaning set forth in Section 2.05(b) hereof.
“Agent Member” means a member of, or a participant in, the Depository.
“Below Investment Grade Rating Event” means the applicable series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the
60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a
Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of
Change of Control Triggering Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee or the Company in writing at the Trustee’s or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable
Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
The Trustee has no obligation to monitor or determine if any such event has occurred.
“Certificated Note” means a Note in registered individual certificated form without interest coupons.
“Change of Control” means the occurrence of any of the following from and after the consummation of the Separation:
(1)the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any Person (as defined in the Indenture, and in addition as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act) or group of related Persons for purposes of Section 13(d) of the Exchange Act other than the
Company or one of its Subsidiaries;
(2)the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions hereof); or
(3) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any
Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock.
“Change of Control Offer” has the meaning set forth in Section 2.07(a) hereof.
“Change of Control Payment” has the meaning set forth in Section 2.07(a) hereof.
“Change of Control Payment Date” has the meaning set forth in Section 2.07(b)(iii)
hereof.
“Change of Control Triggering Event” means the occurrence of both a Change of
Control and a Below Investment Grade Rating Event.
“Commitment Letter” means the commitment letter between the Company and the
Parent, dated as of the date hereof, pursuant to which the Parent agreed (i) to fund any interest that is payable on an interest payment date occurring between the closing date and Escrow End
Date (but only to the extent that the amount in the Escrow Account is one Business Day prior to the date when such amount is to be deposited is less than the sum of (x) the Escrow Deposit and
(y) the amount of accrued and unpaid interest payable on such interest payment date) and (ii) to fund directly to the Trustee at least one Business Day prior to the date that the Special Mandatory
Redemption Price is due, the Redemption Price Deficit Amount.
“Credit Facility” means one or more (1) credit facilities with banks, investors, purchasers or other debtholders or other lenders providing for revolving credit loans or term loans or the issuance of letters of credit or bankers’ acceptances or the like, (2) note purchase agreements and indentures providing for the sale of Debt securities or (3) agreements that refinance any Debt incurred under any arrangement or agreement described in clause (1) or (2) or this clause (3), including in each case any successor or replacement arrangement, arrangements, agreement or agreements.
“DTC” means The Depository Trust Company.
“Eligible Escrow Investments” means (1) money market funds registered under the
Federal Investment Company Act of 1940, whose shares are registered under the Securities Act, and rated “AAAm” or “AAAm-G” by S&P and “Aaa” if rated by Moody’s, including any mutual fund for which the Escrow Agent or its affiliate serves as investment manager, administrator, shareholder servicing agent, and/or custodian, (2) U.S. dollar denominated deposit accounts with domestic national or commercial banks, including the Escrow Agent or an affiliate of the Escrow Agent, that have short term issuer rating on the date of purchase of “A-1+” or
“A-1” by S&P or “Prime-1” or better by Moody’s and maturing no more than 360 days after the date of purchase, (3) such other short-term liquid investments in which the Escrowed Funds may be invested in accordance with the Escrow Agreement, (4) hold funds uninvested as cash and (5)
deposit the Escrowed Funds into an interest-bearing or non-interest bearing demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more that is reasonably satisfactory to the Company.
“Escrow Account” has the meaning set forth in Section 6.01 hereof.
“Escrow Agent” means Citibank, N.A. and any successors thereto.
“Escrow Agreement” has the meaning set forth in Section 6.01 hereof.
“Escrow Condition” has the meaning set forth in Section 6.02 hereof.
“Escrow Deposit” has the meaning set forth in Section 6.01 hereof.
“Escrow End Date” means June 30, 2027.
“Escrow Release” has the meaning set forth in Section 6.02 hereof.
“Escrow Release Officer’s Certificate” means an Officer’s Certificate, certifying that within three Business Days after the Escrow Release the Separation shall be consummated on terms substantially consistent with the description thereof in the Offering Memorandum and with such other changes as are not materially adverse to the Holders of the Notes (as determined in good faith by the Company, which determination shall be conclusive).
“Escrowed Funds” has the meaning set forth in Section 6.01 hereof.
“Exchange Notes” means the Notes of the Company issued pursuant to the Indenture in exchange for, and in an aggregate principal amount up to the aggregate principal amount of the
Notes of such series, the Notes of each series, in compliance with the terms of the Registration
Rights Agreement and containing terms substantially identical to the Notes of such series (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend, and (ii) the provisions relating to rights under the Registration Rights Agreement will be eliminated).
“Fitch” means Fitch Ratings Ltd, and its successors.
“GAAP” means generally accepted accounting principles as such principles are in effect in the United States as of the date of the indenture.
“Global Note” means a Note in registered global form without interest coupons.

“interest,” in respect of the Notes, unless the context otherwise requires, refers to interest.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and equal to or higher than BBB- (or the equivalent) by Fitch (or, in each case, the equivalent investment grade credit rating from any Rating Agency).
“Issue Date” means the date on which the Notes are originally issued under this
Indenture.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“Offering Memorandum” means the Company’s confidential offering memorandum
(including the documents incorporated by reference therein) dated May 19, 2026, pursuant to which the Notes were originally offered.
“Optional Redemption Date” means any such date fixed for redemption pursuant to
Section 2.06(a) or Section 2.06(b).
“Par Call Date” means May 15, 2029 for the 2029 Notes, May 15, 2031 for the 2031
Notes and March 15, 2036 for the 2036 Notes.
“Parent” means S&P Global Inc., the parent company of Mobility Global Inc. prior to the Separation.
“Parent Board” means the board of directors of the Parent.
“Paying Agent” has the meaning set forth in Section 2.02 hereof.
“Rating Agencies” means (1) Moody’s and Fitch; (2) if Moody’s or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the
Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or Fitch; and (3) at the
Company’s option, any other “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) to rate the Notes.
“Redemption Price” when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.
“Redemption Price Deficit Amount” has the meaning set forth in Section 2.07 hereof.
“Registration Default” has the meaning ascribed thereto in the Registration Rights
Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, Goldman Sachs & Co. LLC, Morgan Stanley & Co.
LLC and BofA Securities, Inc.
“Restricted Legend” means the legend set forth on Exhibit A hereto.
“Security Registrar” means the Trustee, for the purpose of registering the Notes and transfer of Notes as herein provided.
“Separation” means the separation of the business, operations, products, services and activities of the Company from the Parent and the creation of an independent, publicly traded company.
“Special Mandatory Redemption” has the meaning given in Section 2.07.
“Special Mandatory Redemption Date” has the meaning given in Section 2.07.
“Special Mandatory Redemption Event” has the meaning given in Section 2.07.
“Spin Business” means the business, operations, products, services and activities of the
S&P Global Mobility business prior to the completion of the Separation.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any of its successors or assigns that is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.
“Treasury Rate” means, with respect to any Optional Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.
The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of
Governors of the Federal Reserve System), on the third Business Day preceding the Optional
Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the
Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the
Treasury constant maturity on H.15 exactly equal to the period from the Optional Redemption
Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining
Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining

Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life.
For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Optional Redemption Date.
If, on the third Business Day preceding the Optional Redemption Date, H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Optional Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call
Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par
Call Date and one with a maturity date following the applicable Par Call Date, the Company will select the United States Treasury security with a maturity date preceding the applicable Par Call
Date. If there are two or more United States Treasury securities maturing on the applicable Par
Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York
City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at
11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall not be obligated to calculate or verify any Redemption Price.
(c)As used in the Indenture, for purposes of the Notes, the term “interest” shall be deemed to include any “Additional Interest” payable as a consequence of a “Registration
Default,” in each case as defined in, and in accordance with, the Registration Rights Agreement.
ARTICLE 2
FORM AND TERMS OF THE NOTES
Section 2.01.Form and Dating.
(a)The Notes and the Trustee’s certificate of authentication shall be substantially in the form set forth on Exhibit B attached hereto.  The Notes shall be executed on behalf of the
Company by any Officer and attested by its Secretary or one of its Assistant Secretaries.  The
signature of any of these Officers on the Notes may be manual or electronic signature, in
English.  The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The
Notes shall be in denominations of $2,000 and integral multiples of $1,000, in excess thereof.
The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this First Supplemental Indenture and the
Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.
Section 2.02.Paying Agent; Depository.
(a)The Company hereby appoints the Trustee as the initial agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes (the “Paying
Agent”), and the office of the Trustee located in the Borough of Manhattan, the City of New
York, be and hereby is, designated as the office or agency where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the
Indenture pursuant to which the Notes are to be issued may be served.  The Company may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which the paying agent acts.
(b)The Depository for the Global Notes shall initially be DTC and any and all successors thereto appointed as Depository by the Company.
Section 2.03.Registration.
(a)Each Global Note will be registered in the name of the Depository or its nominee and, so long as DTC is serving as the Depository thereof, will bear a legend as set forth on
Exhibit A hereto.
(i)Each Global Note will be delivered to the Trustee as custodian for the
Depository.  Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depository, its successors or their respective nominees, except (x) as set forth in (iii) of this Section 2.03(a) and (y)
transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by prior written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures of the Depository and in compliance with this Section 2.03 and Section 2.04.
(ii)Agent Members will have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever.
Notwithstanding the foregoing, the Depository or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under this Indenture or the Notes, and nothing herein will impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.
(iii)If (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for a Global Note and a successor depository is not appointed by the Company within 90 days of such notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a written request from the Depository, the
Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the
Trustee by the Depository, and thereupon the Global Note will be deemed canceled.
(b)Each Certificated Note will be registered in the name of the Holder thereof or its nominee.
Section 2.04.Transfer and Exchange.
(a)The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section 2.04 and Section 2.03 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depository.  The Security
Registrar shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.
(b)The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.
Section 2.05.Terms of the Notes.  The following terms relating to the Notes are hereby established:
(a)Title.  The Notes shall constitute a series of Securities having the title “5.050%
Senior Notes due 2029” for the 2029 Notes, “5.450% Senior Notes due 2031” for the 2031 Notes
and “6.050% Senior Notes due 2036” for the 2036 Notes.
(b)Principal Amount.  The aggregate principal amount of the Notes that may be initially authenticated and delivered under the Indenture shall be $650,000,000 for the 2029
Notes, $650,000,000 for the 2031 Notes and $700,000,000 for the 2036 Notes.  The Company
may from time to time, without the consent of the Holders of Notes, issue additional Notes of a series (in any such case “Additional Notes”) having the same form, ranking, interest rate, maturity and other terms as the Notes of such series, except for the Issue Date, the public offering price and, in some cases, the first Interest Payment Date and interest accrual date, and carrying the same right to receive accrued and unpaid interest, as the Notes of such series previously issued; provided that no Event of Default with respect to such series of Notes shall have occurred and be continuing; provided further that if any such Additional Notes are not fungible with the Notes of such series initially issued hereunder for U.S. federal income tax purposes, such Additional Notes shall have a separate CUSIP number.  Any Additional Notes of a series and the existing Notes of such series will constitute a single series under the Indenture and all references to the relevant Notes of that series shall include the Additional Notes of such series unless the context otherwise requires.
(c)Maturity Date.  The entire outstanding principal of the 2029 Notes shall be payable on June 15, 2029. The entire outstanding principal of the 2031 Notes shall be payable on
June 15, 2031. The entire outstanding principal of the 2036 Notes shall be payable on June 15,
2036.
(d)Interest Rate.  The rate at which the 2029 Notes shall bear interest shall be
5.050% per annum, the rate at which the 2031 Notes shall bear interest shall be 5.450% per annum and the rate at which the 2036 Notes shall bear interest shall be 6.050% per annum; the
Interest Payment Dates for the 2029 Notes shall be June 15 and December 15 of each year, beginning on December 15, 2026, the Interest Payment Dates for the 2031 Notes shall be June 15 and December 15 of each year, beginning on December 15, 2026 and the Interest Payment Dates
for the 2036 Notes shall be June 15 and December 15 of each year, beginning on December 15,
2026; the interest so payable, and punctually paid or duly provided for, on any Interest Payment
Date, will be paid, in immediately available funds, to the Persons in whose names the series of
Notes (or one or more predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the June 1 or December 1 for the 2029
Notes, June 1 or December 1 for the 2031 Notes and the June 1 or December 1 for the 2036
Notes, as the case may be, next preceding such Interest Payment Date (whether or not a Business
Day); provided that interest payable at the Stated Maturity or upon redemption will be paid to the
Person to whom principal is payable. Payment of principal and interest on the Notes will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the
United States of America.
(e)Currency.  The currency of denomination of the Notes is United States Dollars.
Payment of principal of and interest and premium, if any, on the Notes will be made in United
States Dollars.
Section 2.06.Optional Redemption.
(a)Prior to the applicable Par Call Date, the Company may redeem any series of the
Notes, in whole or in part, at any time and from time to time, at its option, at a redemption price
(the “Redemption Price”), as calculated by the Company and expressed as a percentage of principal amount and rounded to three decimal places, equal to the greater of:
(i)(x) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series to be redeemed discounted to the applicable Optional Redemption Date (assuming that the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, in the case of the 2029 Notes, plus 20 basis points, in the case of the 2031 Notes, and 25 basis points, in the case of the 2036 Notes, less (y) interest accrued to the applicable Optional
Redemption Date, and
(ii)100% of the principal amount of the Notes of such series to be redeemed, plus, in either case, accrued and unpaid interest on the principal amount of such Notes being redeemed, if any, to the applicable Optional Redemption Date.
(b)On or after the applicable Par Call Date, the Company may redeem the Notes of such series, in whole or in part, at any time and from time to time, at its option at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to, but excluding, the applicable Optional Redemption Date.
(c)If less than all the Notes of a series are to be redeemed, selection of the Notes of such series for redemption will be made in accordance with the procedures of the Depository (or by lot or pro rata in the case of a Certificated Note). If any Notes of a series are to be redeemed in part only, the notice of redemption that relates to such Notes will state the portion of the principal amount of such Notes to be redeemed. A new Note of such series in a principal amount equal to the unredeemed portion of the Note of such series will be issued in the name of the
Holder of the Note of such series upon surrender for cancellation of the original of such Note.
For so long as the Notes are held by the Depository, the redemption of any series of the Notes shall be done in accordance with the policies and procedures of the Depository. Unless the
Company defaults in payment of the Redemption Price, on or after the applicable Optional
Redemption Date, the Notes of such series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Notes except the right to receive the Redemption Price thereof.
(d)The notice of redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than
60 days before the applicable Optional Redemption Date to each Holder of Notes of a series to be redeemed, with notice to the Trustee of such redemption at least three days prior to when such notice is delivered to Holders of the series of Notes to be redeemed (or such shorter time as the
Trustee may agree).
(e)Any notice of redemption may, in the Company’s discretion be subject to the satisfaction or waiver of one or more conditions precedent, including, but not limited to, completion of any equity offering, a financing, or other corporate transaction; provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the Optional Redemption Date may be postponed until such time (including more than 60 days following the date the notice of redemption was sent) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the Optional Redemption Date (including as it may be postponed). The Company shall notify Holders of any such rescission as soon as practicable after determining that it will not be able to satisfy or otherwise waive such conditions precedent. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the Notes called for redemption will become due and payable on the Optional Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to, but excluding, the Optional Redemption Date.
Section 2.07.Special Mandatory Redemption.
(a)If (i) the Escrow Agent has not received the Escrow Release Officer’s Certificate by the Escrow End Date, (ii) the Company notifies the Escrow Agent and the Trustee in writing, that the Parent Board has earlier determined that the Escrow Condition will not be satisfied by such date or determines to no longer pursue the Separation or (iii) the funds from the Escrow
Account have been released to the Company but the Separation is not consummated on or prior to the third Business Day following the date of such release (any such event being a “Special
Mandatory Redemption Event”), then the Escrow Agent shall (to the extent such Escrowed
Funds have not already been released), without the requirement of notice to or action by the
Company, the Trustee or any other Person, liquidate and release the Escrowed Funds (including investment earnings thereon and proceeds thereof) to the Trustee, and the Trustee shall apply (or cause a Paying Agent to apply) the amounts in the immediately preceding clause, together with the Redemption Price Deficit Amount, to redeem all of the aggregate principal amount of the
Notes outstanding (the “Special Mandatory Redemption”) on the third Business Day following the Special Mandatory Redemption Event (the “Special Mandatory Redemption
Date”) or as otherwise required by the applicable procedures of the Depository, at a redemption price equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the date hereof or the most recent interest payment date for which interest has been paid, as the case may be, to, but excluding, the Special Mandatory Redemption
Date (the “Special Mandatory Redemption Price”) and thereafter the Trustee shall transfer to or for the account or at the direction of the Company any Escrowed Funds remaining after the payment of such Special Mandatory Redemption Price and the fees and expenses of the Trustee and the Escrow Agent.
(b)To the extent that, upon the occurrence of a Special Mandatory Redemption
Event, the Escrow Account does not contain sufficient funds to pay the Special Mandatory
Redemption Price, plus any fees and expenses of the Trustee and the Escrow Agent (collectively, the “Redemption Price Deficit Amount”), the Parent will be required to fund such Redemption
Price Deficit Amount directly to the Trustee, pursuant to the Commitment Letter. For the avoidance of doubt, the Trustee shall not be responsible or liable for calculating the Redemption
Price Deficit Amount.
(c)The Company will cause a notice of Special Mandatory Redemption to be delivered electronically to the Trustee and mailed, or delivered electronically if held by the
Depository, to the Holders of the Notes at their registered addresses no later than the Business
Day following the Special Mandatory Redemption Event.
(d)Upon the deposit of funds sufficient to pay the Special Mandatory Redemption
Price with the Trustee or other applicable Paying Agent on or before the Special Mandatory

Redemption Date, the Notes will cease to bear interest and all rights and obligations under the
Notes shall terminate. On the Special Mandatory Redemption Date, after paying the Special
Mandatory Redemption Price to Holders and any fees and expenses of the Trustee and the
Escrow Agent, the Trustee will pay to the Company any Escrowed Funds remaining in the
Escrow Account in accordance with the Escrow Agreement.
Section 2.08.Offer to Repurchase Upon a Change of Control Triggering Event.
(a)Upon the occurrence of a Change of Control Triggering Event, unless the
Company has exercised its right to redeem all of the Notes of a series pursuant to Section 2.06 hereof, each Holder of such series of Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes of such series pursuant to the offer described below (the “Change of
Control Offer”) on the terms set forth in the Notes of such series at a purchase price in cash equal to 101% of the aggregate principal amount of such series of Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase (the “Change of
Control Payment”) pursuant to and in accordance with the offer described in this Section 2.07.
(b)Within 30 days following any Change of Control Triggering Event, the Company
shall deliver a notice to each Holder of Notes, with a written copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.  Such notice shall state:
(i)a description of the transaction or transactions that constitute the Change of Control Triggering Event;
(ii)that the Change of Control Offer is being made pursuant to this Section
2.08 and that all Notes validly tendered will be accepted for payment;
(iii)that the Change of Control Payment and the “Change of Control
Payment Date,” which shall be a Business Day that is no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law;
(iv)that any Note not tendered will continue to accrue interest;
(v)that any Note accepted for payment pursuant to the Change of Control
Offer shall cease to accrue interest after the Change of Control Payment Date unless the
Company shall default in the payment of the Change of Control Payment of the Notes and the only remaining right of the Holder is to receive payment of the Change of Control
Payment upon surrender of the Notes to the Paying Agent;
(vi)that Holders electing to have a portion of a Note purchased pursuant to a
Change of Control Offer may only elect to have such Note purchased in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof;

(vii)that if a Holder elects to have a Note purchased pursuant to the Change of
Control Offer it will be required to surrender the Note, with the form entitled “Option of
Holder to Elect Purchase” on the reverse of the Note completed, or transfer by book-
entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;
(viii)that a Holder will be entitled to withdraw its election if the Company receives, not later than the close of business on the third Business Day prior to the
Change of Control Payment Date, electronic transmission or letter setting forth the name of such Holder, the principal amount of Notes such Holder delivered for purchase, and a statement that such Holder is withdrawing its election to have such Note purchased; and
(ix)that if Notes are purchased only in part, a new Note of such series of the same type will be issued in a principal amount equal to the unpurchased portion of such series of Notes surrendered.
(c)On the Change of Control Payment Date, the Company shall, to the extent lawful:
(i)accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;
(ii)deposit with the Paying Agent an amount equal to the Change of Control
Payment in respect of all Notes or portions thereof properly tendered; and
(iii)deliver or cause to be delivered for cancellation to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company.
(d)The Paying Agent shall promptly send to each Holder of Notes properly tendered the Change of Control Payment for the Notes, and the Trustee, upon receipt of a Company
Request, shall promptly authenticate and mail (or cause to be transferred by book-entry) to each
Holder a new Note of such series equal in principal amount to any unpurchased portion of any
Notes of such series surrendered by such Holder, if any; provided that each new Note of such series will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.
(e)The Company shall comply with the requirements of Rule 14e-1 under the
Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a
Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with this Section 2.07, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached the
Company’s obligations under this Section 2.07 by virtue of such conflicts.
(f)Notwithstanding the foregoing, the Company will not be required to make an offer to repurchase the Notes of a series upon a Change of Control Triggering Event if a third party makes such an offer with respect to such series in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company herein and such third party purchases all the Notes of such series properly tendered and not withdrawn under its offer.
Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control
Offer.
Section 2.09.Registration Default.  If a Registration Default occurs with respect to the
Notes of a particular series that are registrable securities (as that term is defined in the
Registration Rights Agreement), then additional interest shall accrue on the principal amount of the Notes of such series that are registrable securities at a rate of 0.25% per annum for the first
90-day period beginning on the day immediately following such Registration Default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 0.50% per annum) (the “Additional Interest”). The Additional
Interest will cease to accrue when the Registration Default is cured.  The foregoing amounts shall not increase, even if more than one Registration Default has occurred and is continuing.
Notwithstanding the foregoing, a Holder of Notes who is not entitled to the benefits of the shelf registration statement shall not be entitled to any increase in the interest rate borne by the Notes as a result of a registration default that pertains to the shelf registration statement.  Any amounts of Additional Interest due will be payable in cash on the same original interest payment dates as interest on the Notes is payable.
ARTICLE 3
COVENANTS
Section 3.01.Limitation on Liens.  With respect to the Notes, the following paragraph shall replace Section 5.06(a) of the Indenture:
“(a) From and after the consummation of the Separation, the Company and its
Subsidiaries shall not create, assume, incur or guarantee any indebtedness for borrowed money (“Debt”) secured by a Lien on any of its properties or assets, without securing the Securities of any applicable series equally and ratably with such Debt for so long as such Debt is secured, unless the aggregate principal amount of such secured Debt then outstanding, together with the Company’s and its Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into from and after the consummation of the Separation pursuant to
Section 5.07 (the sum of the foregoing, the “Aggregate Debt”), does not exceed an amount equal to 7.5% of the Company’s total consolidated assets as of the date of the Company’s most recent quarter, as set forth on its most recently filed quarterly report on Form 10-Q or annual report on Form 10-K preceding the creation or assumption of any such Lien.”
Section 3.02.Limitation on Sale Leasebacks. With respect to the Notes, the following paragraph shall replace the first paragraph of Section 5.07(a) of the Indenture:

“Section 5.07Limitation on Sale Leasebacks. From and after the consummation of the Separation, the Company will not, and will not permit any of its
Subsidiaries to, enter into any sale and leaseback transaction for the sale and leasing back of any real or personal property, whether now owned or hereafter acquired, unless:”
Section 3.03.Consolidation, Merger, Conveyance or Transfer on Certain Terms.
(a)With respect to the Notes, the following paragraph shall replace the first paragraph of Section 6.01 of the Indenture:
“Section 6.01Consolidation, Merger, Conveyance or Transfer on Certain Terms.
From and after the consummation of the Separation, the Company shall not consolidate with or merge into any other Person or convey or transfer all or substantially all of its properties and assets to any Person, unless:”
(b)With respect to the Notes, the following paragraph shall be added as Section 6.03 of the Indenture:
“Section 6.03Prior to Separation. Notwithstanding anything in this Indenture to the contrary, the consummation of the Separation, and any action taken by the
Company that is required in connection with or incidental to the Separation, shall not be subject to this Article.”
Section 3.04.Events of Default. With respect to the Notes, the following paragraph shall replace Section 7.01(c) of the Indenture:
“(c) default in the payment of the principal of, or premium, if any, on any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series when due at their stated maturity, by declaration or acceleration, when called for Redemption or otherwise (including the Special Mandatory Redemption); or”
Section 3.05.Rule 144A Information.  With respect to the Notes, the following paragraph shall be added as Section 9.04(f) of the Indenture:
“(f) In addition, unless it is then subject to the reporting requirements of Section
13(d) or 15 of the Exchange Act, the Company will, upon request, furnish to any prospective purchaser of the Notes or beneficial owner of the Notes in connection with any sale thereof the information required by Rule 144A(d)(4) under the
Securities Act, so long as any Notes remain outstanding and constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.”
Section 3.06.Activities prior to the Separation. Prior to the Separation, each of the
Company and its Subsidiaries’ activities will be restricted to (a) issuing the Notes, (b) issuing capital stock to, and receiving capital contributions, assets, entities (and assuming certain liabilities) from, Parent and its Subsidiaries, (c) performing its obligations, as applicable, under the Notes, the Indenture, the Escrow Agreement and the Credit Facility, (d) consummating the
Separation or redeeming the Notes pursuant to Section 2.07, as applicable, (e) conducting such other activities as are necessary or appropriate to maintain its existence and carry out the activities described above and (f) such other activities as are necessary or appropriate to facilitate the Separation (including conducting the operations, business and activities of the Spin
Business).
Section 3.07.Commitment Letter. The Company shall keep the Commitment Letter in place until the earlier of the Separation or the Special Mandatory Redemption.
ARTICLE 4
AMENDMENTS, SUPPLEMENTS AND WAIVERS
Section 4.01.Supplemental Indentures without Consent of Holders.  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee
(at the direction of the Company) at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the purposes set forth in Section 10.01 of the
Indenture, and, in addition for the following purpose:  to conform any provision of the Indenture, the First Supplemental Indenture, or the Notes, to the “Description of Notes” appearing in the
Offering Memorandum.
ARTICLE 5
MISCELLANEOUS
Section 5.01.Trust Indenture Act Controls.  If any provision of this First Supplemental
Indenture limits, qualifies or conflicts with another provision which is required to be included in this First Supplemental Indenture by the Trust Indenture Act, the required provision shall control.
If any provision of this First Supplemental Indenture modifies or excludes any provision of the
Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may
be.
Section 5.02.Governing Law.  This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. EACH OF THE COMPANY, THE HOLDERS AND THE
TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE
SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.03.Payment of Notes.  Payments in respect of the Notes represented by the
Global Notes are to be made by wire transfer of immediately available funds to the accounts specified by the Holders of the Global Notes.  With respect to Certificated Notes, the Company will make all payments through the Paying Agent by mailing a check to each Holder’s registered address; provided, however, that payments may also be made, in the case of a Holder of at least
$1.0 million aggregate principal amount of Notes, by wire transfer to the account specified by the
Holder thereof.
Section 5.04.Multiple Counterparts.  The parties may sign multiple counterparts of this
First Supplemental Indenture.  Each signed counterpart shall be deemed an original, but all of them together represent one and the same First Supplemental Indenture.  One signed copy is enough to prove this First Supplemental Indenture.  The exchange of copies of this First
Supplemental Indenture and of signature pages by electronic format (e.g., “.pdf” or “.tif”)
transmission shall constitute effective execution and delivery of this First Supplemental
Indenture as to the parties hereto and may be used in lieu of the original First Supplemental
Indenture for all purposes.  The words “execution,” “signed,” “signature,” and words of like import in this First Supplemental Indenture or any agreement entered into in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and
National Commerce Act, the New York State Electronic Signatures and Records Act, or any
other similar state laws based on the Uniform Electronic Transactions Act (e.g. DocuSign).  The
Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.
Section 5.05.Severability.  Each provision of this First Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this First Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.
Section 5.06.Relation to Indenture.  This First Supplemental Indenture constitutes a part of the Indenture, the provisions of which (as modified by this First Supplemental Indenture) shall apply to the series of Securities established by this First Supplemental Indenture but shall not modify, amend or otherwise affect the Indenture insofar as it relates to any other series of
Securities or modify, amend or otherwise affect in any manner the terms and conditions of the
Securities of any other series.
Section 5.07.Ratification.  The Indenture, as supplemented and amended by this First
Supplemental Indenture, is in all respects ratified and confirmed.  The Indenture and this First
Supplemental Indenture shall be read, taken and construed as one and the same instrument.  All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this First Supplemental
Indenture.
Section 5.08.Effectiveness.  The provisions of this First Supplemental Indenture shall become effective as of the date hereof.
Section 5.09.Trustee Not Responsible for Recitals or Issuance of Securities.  The
recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent
assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.  The Trustee or any
Authenticating Agent shall not be accountable for the use or application by the Company of
Notes or the proceeds thereof.
Section 5.10.Calculations.  The Company will be responsible for making all calculations called for under this First Supplemental Indenture and the Notes, including but not limited to determination of redemption price, premium, if any, and any additional amounts or other amounts payable on the Notes.  The Company will make all such calculations in good faith and, absent manifest error, its calculations will be final and binding on Holders.  The Company will provide a schedule of its calculations to the Trustee and the Trustee is entitled to rely conclusively upon the accuracy of such calculations without independent verification.  The
Company will deliver a copy of such schedule to any Holder upon the written request of such
Holder.
ARTICLE 6
ESCROW CONDITIONS
Section 6.01.Escrow Account.
(a)Concurrently with the execution of this First Supplemental Indenture, the
Company will enter into an escrow agreement (the “Escrow Agreement”) with the Trustee and the Escrow Agent, pursuant to which the Company will deposit or cause to be deposited in one or more accounts (collectively, the “Escrow Account”) with the Escrow Agent an amount equal to the net proceeds of the offering of the Notes (after deducting discounts and commissions to the initial purchasers, but before estimated offering expenses payable by the Company) (the
“Escrow Deposit”) (collectively, with any other property from time to time held by the Escrow
Agent for the benefit of the Holders, the “Escrowed Funds”). Upon execution and delivery, and pursuant to the terms and conditions, of the Escrow Agreement, the Company will grant to the
Trustee, for the benefit of the Trustee and the Holders of the Notes, a first priority security interest in the Escrow Account and the Escrowed Funds; provided, however, that such Lien and security interest shall be automatically extinguished and shall terminate on the date upon which the Escrow Release occurs, which shall be within three Business Days of satisfaction of the
Escrow Condition and release of the Escrowed Funds (as defined herein) from the Escrow
Account.

(b)The Escrowed Funds will be held in the Escrow Account until the earliest of (i)
the date on which the Company delivers to the Escrow Agent the Escrow Release Officer’s
Certificate, (ii) the Escrow End Date and (iii) the date on which the Company delivers notice to the Escrow Agent to the effect set forth in Section 6.02. The Escrow Agent will invest the
Escrowed Funds in such Eligible Escrow Investments as the Company may from time to time direct in writing.
Section 6.02.Escrow Authorization. By their acceptance of the Notes, each Holder is deemed to authorize and direct the Trustee to execute and deliver the Escrow Agreement.
Section 6.03.Trustee Liability. The Trustee shall not be liable for the validity, perfection, priority or enforceability of the Lien granted under the Escrow Agreement.
Section 6.04.Release of Escrow Funds.
(a)The Company will only be entitled to direct the Escrow Agent to release
Escrowed Funds (in which case the Escrowed Funds will be paid to or as directed by the
Company) (the “Escrow Release”) upon delivery to the Escrow Agent, on or prior to the Escrow
End Date, of the Escrow Release Officer’s Certificate (the “Escrow Condition”).
(b)The Escrow Release shall occur promptly upon satisfaction of the Escrow
Condition. Upon the occurrence of the Escrow Release, the balance of the Escrow Account shall be reduced to zero and the Escrowed Funds and interest thereon shall be paid out in accordance with the Escrow Agreement and the Escrow Agreement shall terminate.
Section 6.05.Special Mandatory Redemption. If a Special Mandatory Redemption
of the Notes is to occur pursuant to Section 2.07 hereof due to the occurrence of one of the events specified in clause (i) or (ii) of Section 2.07(a), none of the Escrowed Funds will be released to the Company to consummate the Separation but instead will be released to the
Trustee for the purpose of redeeming all of the Notes pursuant to Section 2.07 hereof.
Section 6.06.Trustee Direction to Execute Escrow Agreement. By its acceptance of the Notes, each Holder and the Company shall be deemed to authorize and direct the Trustee to enter into and perform its obligations, if any, under the Escrow Agreement.
[Remainder of page intentionally left blank; signature pages follow]
[Signature Page to First Supplemental Indenture]
IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the date first above written.
MOBILITY GLOBAL INC.
By:/s/ Matthew A. Calderone
Name:Matthew A. Calderone
Title:Chief Financial Officer
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.,
as Trustee
By:/s/ April Bradley
Name:April Bradley
Title:Vice President
Appendix A-1
APPENDIX A
PROVISIONS RELATING TO THE NOTES
1.1Definitions.
For the purposes of this Appendix A the following terms shall have the meanings indicated below:
“Definitive Notes” means certificated Notes (bearing the Restricted Securities Legend if the transfer of such Note is restricted by applicable law) that do not include the Global Notes
Legend.
“Depository” means DTC, its nominees and their respective successors.
“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.
“Exchange Securities” has the meaning set forth in the Registration Rights Agreement.
“Global Notes Legend” means the legend set forth in Section 2.2(f)(i)(z).
“Non-U.S. Person” means a Person who is not a U.S. Person, as defined in Regulation S.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.
“Regulation S” means Regulation S under the Securities Act.
“Regulation S Legend” means the legend set forth in Section 2.2(f)(i)(y).
“Regulation S Notes” means the Notes bearing the Regulation S Legend and deposited with or on behalf of and registered in the name of the Depository, or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on
Rule 903 of Regulation S.
“Restricted Period” with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Notes are first offered to
Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the date hereof.
“Restricted Notes Legend” means the legend set forth in Section 2.2(f)(i)(x).
“Rule 144” means Rule 144 under the Securities Act.
“Rule 144A” means Rule 144A under the Securities Act.
“Rule 144A Notes” means all Notes delivered to QIBs in reliance on Rule 144A of
Section 4(a)(2) of the Securities Act.
Appendix A-2
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Shelf Registration Statement” means the shelf registration statement filed by the
Company in connection with the offer and sale of the Notes pursuant to the Registration Rights
Agreement.
“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear or are subject to the Restricted Notes Legend or the Regulation S Legend.
“Unrestricted Definitive Note” means Definitive Notes and any other Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.
“Unrestricted Global Notes” means Global Notes and any other Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.
“U.S. Person” means a U.S. Person as defined in Regulation S.
Unless the context otherwise requires, any reference in this Appendix A to a section refers to a section of this Appendix A.
1.2Other Definitions.

Term	Defined in Section:
Agent Members	2.1(f)
Clearstream	2.1(b)
Euroclear	2.1(b)
Global Notes	2.1(e)
Regulation S Global Notes	2.1(b)
Rule 144A Global Notes	2.1(a)
2.The Notes.
2.1Global Notes.
(a)Following execution by the Company and authentication by the Trustee of the
Global Notes (as defined below), Rule 144A Notes initially shall be represented by one or more
Notes in definitive, fully registered, global form without interest coupons (collectively, the “Rule
144A Global Notes”).
(b)Following execution by the Company and authentication by the Trustee of the
Global Notes, Regulation S Notes initially shall be represented by one or more Notes in fully registered, global form without interest coupons (the “Regulation S Global Notes”), which shall be registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, Société Anonyme (“Clearstream”) and such
Appendix A-3
Regulation S Global Notes shall be deemed to be a “temporary global security” for purposes of
Rule 903 under Regulation S until the expiration of the Restricted Period.
(c)The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers and exchanges of interests therein as herein provided.
(d)The provisions of the “Operating Procedures of the Euroclear System” and
“Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of
Clearstream Banking Luxembourg” and “CBL Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Note that are held by participants through Euroclear or Clearstream.
(e)The term “Global Notes” means the Rule 144A Global Notes and the Regulation
S Global Notes and any Unrestricted Global Note.  The Global Notes shall bear the Global Note
Legend.  The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, in each case for credit to an account of an Agent Member, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear the Restricted Notes
Legend or Regulation S Legend, as appropriate.
(f)Members of, or direct or indirect participants in, the Depository (“Agent
Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes.  The
Depository may be treated by the Company, the Trustee and any agent of the Company or the
Trustee as the absolute owner of the Global Notes for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the
Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository, or impair, as between the Depository and its Agent
Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.
(g)Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees.  Interests of beneficial owners in the
Global Notes may be transferred or exchanged for Definitive Notes only in accordance with the applicable rules and procedures of the Depository and the provisions of Section 2.2.  In addition, a Global Note shall be exchangeable for Definitive Notes only if (1) the Depository (a) notifies the Company that it is unwilling or unable to continue as depository for such Global Note and the
Company thereupon fails to appoint a successor depository within 90 days or (b) has ceased to be a clearing agency registered under the Exchange Act, (2) the Company, at its option, notifies the
Trustee that it elects to cause the issuance of Definitive Notes or (3) there shall have occurred and be continuing an Event of Default with respect to such Global Note and the Depository shall have requested such exchange; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted
Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule
903(b)(3)(ii)(B) under the Securities Act.  In all cases, Definitive Notes delivered in exchange
Appendix A-4
for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository in accordance with its customary procedures.
(h)In connection with the transfer of a Global Note as an entirety to beneficial owners pursuant to Section 2.1(g), such Global Note shall be deemed to be surrendered to the
Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of
Definitive Notes of authorized denominations.
(i)Any Transfer Restricted Note delivered in exchange for an interest in a Global
Note pursuant to Section 2.2 shall, except as otherwise provided in Section 2.2, bear the
Restricted Notes Legend.
(j)Notwithstanding the foregoing, through the Restricted Period, a beneficial interest in such Regulation S Global Note may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.2.
(k)The Holder of any Global Note may grant proxies and otherwise authorize any
Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.
2.2Transfer and Exchange.
(a)Transfer and Exchange of Global Notes.  A Global Note may not be transferred as a whole except as set forth in Section 2.1.  Global Notes will not be exchanged by the Company for Definitive Notes except under the circumstances described in Section 2.1(g).  Global Notes also may be transferred, exchanged or replaced, in whole or in part, as provided in Section 2.05 of the Indenture and as contemplated by Sections 2.2(j) and 2.2(k) hereof.  Beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.2(b) and 2.2(c).
In the event that a Restricted Global Note is exchanged for certificated Notes, prior to the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of Section 2.2(b) (including the certification requirements set forth on the reverse of the Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.
(b)Transfer and Exchange of Beneficial Interests in Global Notes.  The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of the Indenture and the applicable rules and procedures of the
Depository.  Beneficial interests in Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.
Beneficial interests in Global Notes shall be transferred or exchanged only for beneficial interests in Global Notes.  Transfers and exchanges of beneficial interests in the Global Notes also shall
Appendix A-5
require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
(i)Transfer of Beneficial Interests in the Same Global Note.  Beneficial
interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend;
provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. person or for the account or benefit of a U.S. Person (other than an initial purchaser).  A beneficial interest in an Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note.  No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.2(b)(i).
(ii)All Other Transfers and Exchanges of Beneficial Interests in Global Notes.
In connection with all transfers and exchanges of beneficial interests in any Global Note that is not subject to Section 2.2(b)(i), the transferor of such beneficial interest must deliver to the Security Registrar (1) a written order from an Agent Member given to the
Depository in accordance with the applicable rules and procedures of the Depository directing the Depository to credit or cause to be credited a beneficial interest in another
Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the
Depository containing information regarding the Agent Member account to be credited with such increase.  Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note pursuant to Section 2.2(g).
(iii)Transfer of Beneficial Interests to Another Transfer Restricted Global
Note.  A beneficial interest in a Transfer Restricted Global Note may be transferred to a
Person who takes delivery thereof in the form of a beneficial interest in another Transfer
Restricted Global Note if the transfer complies with the requirements of Section 2.2(b)(ii)
above and the Security Registrar receives the following:
(A)if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note; and
(B)if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note.
(iv)Transfer and Exchange of Beneficial Interests in a Transfer Restricted
Global Note for Beneficial Interests in an Unrestricted Global Note.  A beneficial interest in a Transfer Restricted Global Note may be exchanged by any Holder thereof for a
Appendix A-6
beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.2(b)(ii) above and the
Security Registrar receives the following:
(1)if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an
Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note; or
(2)if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note, and, in each such case, if the Company so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend or Regulation S
Legend are no longer required in order to maintain compliance with the Securities Act.  If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an
Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).
(v)Transfer and Exchange of Beneficial Interests in an Unrestricted Global
Note for Beneficial Interests in a Restricted Global Note.  Beneficial interests in an
Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.
(c)Transfer and Exchange of Beneficial Interests in Global Notes for Definitive
Notes.  A beneficial interest in a Global Note may not be exchanged for a Definitive Note except under the circumstances described in Section 2.1(g).  A beneficial interest in a Global Note may not be transferred to a Person who takes delivery thereof in the form of a Definitive Note except under the circumstances described in Section 2.1(g).  In any case, beneficial interests in Global
Notes shall be transferred or exchanged only for Definitive Notes.
(d)Transfer and Exchange of Definitive Notes for Beneficial Interests in Global
Notes.  Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i), (ii), (iii) or (iv) below, as applicable:
(i)Transfer Restricted Notes to Beneficial Interests in Restricted Global
Notes.  If any Holder of a Transfer Restricted Note proposes to exchange such Transfer
Restricted Note for a beneficial interest in a Transfer Restricted Global Note or to transfer such Transfer Restricted Note to a Person who takes delivery thereof in the form of a
Appendix A-7
beneficial interest in a Transfer Restricted Global Note, then, upon receipt by the
Registrar of the following documentation:
(A)if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for a beneficial interest in a Transfer
Restricted Global Note, a certificate from such Holder in the form attached to the applicable Note;
(B)if such Transfer Restricted Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate from such
Holder in the form attached to the applicable Note;
(C)if such Transfer Restricted Note is being transferred to a Non-U.S.
person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;
(D)if such Transfer Restricted Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note; or
(E)if such Transfer Restricted Note is being transferred to the
Company or a Subsidiary thereof, a certificate from such Holder in the form attached to the applicable Note;
the Trustee shall cancel the Transfer Restricted Note, and increase or cause to be increased the aggregate principal amount of the appropriate Transfer Restricted Global
Note.
(ii)Transfer Restricted Notes to Beneficial Interests in Unrestricted Global
Notes.  A Holder of a Transfer Restricted Note may exchange such Transfer Restricted
Note for a beneficial interest in an Unrestricted Global Note or transfer such Transfer
Restricted Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Security Registrar receives the following:
(1)if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for a beneficial interest in an Unrestricted
Global Note, a certificate from such Holder in the form attached to the applicable
Note; or
(2)if the Holder of such Transfer Restricted Notes proposes to transfer such Transfer Restricted Note to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note,
Appendix A-8
and, in each such case, if the Company so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.  Upon satisfaction of the conditions of this subparagraph (ii), the Trustee shall cancel the Transfer Restricted Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.
If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an
Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted
Notes transferred or exchanged pursuant to this subparagraph (ii).
(iii)Unrestricted Definitive Notes to Beneficial Interests in Unrestricted
Global Notes.  A Holder of an Unrestricted Definitive Note may exchange such
Unrestricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time.  Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable
Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.  If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Note has not yet been issued, the Company, shall issue and, upon receipt of an Authentication
Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Unrestricted
Definitive Notes transferred or exchanged pursuant to this subparagraph (iii).
(iv)Unrestricted Definitive Notes to Beneficial Interests in Transfer Restricted
Global Notes.  An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Restricted
Global Note.
(e)Transfer and Exchange of Definitive Notes for Definitive Notes.  Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section
2.2(e), the Security Registrar shall register the transfer or exchange of Definitive Notes.  Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the
Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing.  In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.2(e).
(i)Transfer Restricted Notes to Transfer Restricted Notes.  A Transfer
Restricted Note may be transferred to and registered in the name of a Person who takes
Appendix A-9
delivery thereof in the form of a Transfer Restricted Note if the Security Registrar receives the following:
(A)if the transfer will be made pursuant to Rule 144A under the
Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;
(B)if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note; or
(C)if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate in the form attached to the applicable Note.
(ii)Transfer Restricted Notes to Unrestricted Definitive Notes.  Any Transfer
Restricted Note may be exchanged by the Holder thereof for an Unrestricted Definitive
Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted
Definitive Note only if the Security Registrar receives the following:
(A)if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for an Unrestricted Definitive Note, a
certificate from such Holder in the form attached to the applicable Note; or
(B)if the Holder of such Transfer Restricted Note proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an
Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note,
and, in each such case, if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the
Securities Act.
(iii)Unrestricted Definitive Notes to Unrestricted Definitive Notes.  A Holder
of an Unrestricted Definitive Note may transfer such Unrestricted Definitive Notes to a
Person who takes delivery thereof in the form of an Unrestricted Definitive Note at any time.  Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.
(iv)Unrestricted Definitive Notes to Transfer Restricted Notes.  An
Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Transfer Restricted Note.
Appendix A-10
(f)Legend.
(i)(x)Except as permitted by the following paragraphs (ii) and (iii), each
Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes
issued in exchange therefor or in substitution thereof) shall bear the applicable legend in substantially the form (each defined term in the legend being defined as such for purposes of the legend only) as set forth under the heading “Restricted Notes Legend” on Exhibit
A.
(y)Prior to the expiration of the Restricted Period, each Regulation S
Note shall bear the additional applicable legend in the form as set forth under the heading “Restricted Notes Legend” on Exhibit A.
(z)Each Global Note shall bear the additional legends as set forth under the heading “Global Notes Legend” on Exhibit A.
(ii)Upon any sale or transfer of a Transfer Restricted Note that is a Definitive
Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer
Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form attached to the applicable
Note).
(iii)Upon a sale or transfer after the expiration of the Restricted Period of any
Note acquired pursuant to Regulation S, all requirements that such Note bear the
Restricted Notes Legend shall cease to apply and the requirements requiring any such
Note be issued in global form shall continue to apply.
(g)Cancellation or Adjustment of Global Note.  At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular
Global Note has been redeemed, repurchased or canceled in whole and not in part, each such
Global Note shall be returned to or retained and canceled by the Trustee in accordance with
Section 2.09 of the Indenture.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a
Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such
Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.
(h)Obligations with Respect to Transfers and Exchanges of Notes.
Appendix A-11
(i)To permit registrations of transfers and exchanges the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the
Security Registrar’s request.
(ii)No service charge shall be made for any registration of transfer or exchange; provided, however, that the Company may require payment of a sum sufficient to pay all taxes, assessments or similar governmental charges in connection with any transfer or exchange.
(iii)Prior to the due presentation for registration of transfer of any Note, the
Company, the Trustee, a Paying Agent or the Security Registrar shall deem and treat the
Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the
Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.
(iv)All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.
(v)The transferor of any Note shall provide or cause to be provided to the
Trustee all information reasonably requested by the Trustee that is necessary to allow the
Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue
Code of 1986, as amended.  The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.  In connection with any proposed exchange of a certificated Note for a Global Note, the
Company or the Depository shall provide or cause to be provided to the Trustee all information reasonably requested by the Trustee that is necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code of
1986, as amended.  The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.
(i)No Obligation of the Trustee.
(i)The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other
Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person
(other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes.  All notices and communications to be given to the Holders and all payments to be made to the Holders under the Notes shall be given or made only to the registered Holders (which
Appendix A-12
shall be the Depository or its nominee in the case of a Global Note).  The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository.  The Trustee may conclusively rely and shall be fully protected in so relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.
(ii)The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
(j)Shelf Registration Statement.  After a transfer of any Note pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Note, all requirements pertaining to legends on such Note will cease to apply and the requirements that any such Note be issued in global form will continue to apply.
(k)Exchange Offer.  Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue, under the Indenture and, upon receipt of an authentication order in accordance with the Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the
Exchange Offer by each Person that certifies in the applicable letter of transmittal (A) that any
Exchange Securities to be received by it will be acquired in the ordinary course of its business,
(B) that at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of Securities
Act) of any Exchange Securities in violation of the Securities Act, (C) that it is not an
“affiliate” (as defined in Rule 405 promulgated under Securities Act) of the Company, (D) if such Person is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of any Exchange Securities; and (E) if such Person is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Securities..  Following the consummation of the Exchange
Offer, the Exchange Securities will be treated as the same series as the original Notes.
Concurrently with the issuance of such Exchange Securities, the Trustee will cause the aggregate principal amount of the Restricted Global Notes to be reduced accordingly.
A-1
EXHIBIT A
[FORM OF FACE OF NOTE]
[Global Notes Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”),
NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF
TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO.  OR SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER
USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN
WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR
THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF
THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE
WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE
REVERSE HEREOF.
[Restricted Notes Legend]
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE
HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF
MOBILITY GLOBAL INC. (THE “COMPANY”) THAT THIS NOTE OR ANY INTEREST
OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR
OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) SO LONG AS THIS
NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE
SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY
BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE
144A) IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN
ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE
SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER
THE SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH
CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY
STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE
HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT
IT SHALL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE
RESTRICTIONS REFERRED TO ABOVE.
A-2
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE
(2) OR (3) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF
WHICH IS AN EXHIBIT TO THE INDENTURE) MUST BE DELIVERED TO THE
TRUSTEE EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE UNDER WHICH
THIS NOTE WAS ISSUED.  PRIOR TO THE REGISTRATION OF ANY TRANSFER IN
ACCORDANCE WITH CLAUSE (4) ABOVE, THE COMPANY RESERVES THE RIGHT
TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR
OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO
DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE
WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO
REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ONLY AT THE
DIRECTION OF THE COMPANY.
Prior to the expiration of the Restricted Period each Regulation S Note shall bear the following additional legend:
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF
1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.
THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT NEITHER THIS
NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED,
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH
REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT
TO, SUCH REGISTRATION AND IN ACCORDANCE WITH ANY APPLICABLE
SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION.
THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE AT THE
DIRECTION OF THE COMPANY AFTER 40 DAYS BEGINNING ON AND INCLUDING
THE LATER OF (A) THE DATE ON WHICH THE NOTES ARE OFFERED TO PERSONS
OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE
SECURITIES ACT) AND (B) THE ORIGINAL ISSUE DATE OF THE NOTES.

EXHIBIT B
[FORM OF NOTES]
MOBILITY GLOBAL INC.
[●]% SENIOR NOTE DUE 20[●]
Principal Amount:  $___
No. A-___
CUSIP:[●] [For 144A Notes]
[●] [For Regulation S Notes]
ISIN:[●] [For 144A Notes]
[●] [For Regulation S Notes]
MOBILITY GLOBAL INC., a Delaware corporation (herein called the “Company,”
which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●]
on [●], 20[●] (the “Maturity Date”) (except to the extent redeemed or repaid prior to the
Maturity Date) and to pay interest thereon from [●], 2026 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-
annually at the rate of [●]% per annum, on [●] and [●] (each such date, an “Interest Payment
Date”), commencing [●], 2026, until the principal hereof is paid or made available for payment.
Payment of Interest.  The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on [●] and [●] (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the
“Regular Record Date”). Any such interest not punctually paid or duly provided for
(“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record
Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the
“Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special
Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Place of Payment.  Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the
Company as may be designated for such purpose, in such currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.
Time of Payment.  In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then
(notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding
Business Day with the same force and effect as if made on such Interest Payment Date, the
Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.
General.  This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of
May 29, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A.,
(herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a First Supplemental
Indenture thereto, dated as of May 29, 2026 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.  Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of
the terms upon which the Securities are, and are to be, authenticated and delivered.  This Note is one of a duly authorized series of Securities designated as “[●]% Senior Notes due
20[●]” (collectively, the “Notes”), initially limited in aggregate principal amount to $[●].
Further Issuance.  The Company may from time to time, without the consent of the
Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes.  Any
Additional Securities of this series and the Notes will constitute a single series under the
Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate
CUSIP number.
Events of Default.  If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
Sinking Fund.  The Notes are not subject to any sinking fund.
Redemption and Repurchase.  The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture.  There is no sinking fund or mandatory redemption applicable to the Notes, other than the Special Mandatory Redemption.

Restrictive Covenants.  The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens, enter into sale and leaseback transactions or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.
Defeasance and Covenant Defeasance.  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.
Modification and Waivers; Obligations of the Company Absolute.  The Indenture
permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series.  Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby.
The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the
Indenture.  Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences.  Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.
No Recourse Against Others.  No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company shall have any liability for any obligations of the Company under any Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes by accepting a
Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.
Limitation on Suits.  As set forth in, and subject to, the provisions of the Indenture, no
Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the
Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.
Authorized Denominations.  The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Registration of Transfer or Exchange.  As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the
Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the
Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Company, the
Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
Defined Terms.  All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.
Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.
Dated:  [●], 2026
MOBILITY GLOBAL INC.
By:
Name:
Title:
Attest:
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-
mentioned Indenture, as such is supplemented by the within-mentioned First Supplemental
Indenture.
Dated:[●], 2026
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.
as Trustee
By:
Name:
Title:

ASSIGNMENT FORM
I or we assign and transfer this Note to
(Print or type name, address and zip code of assignee or transferee)
(Insert Social Security or other identifying number of assignee or transferee)
and irrevocably appoint agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.
Dated:
Signed:
(Sign exactly as name appears on the other side of
this Note)
Signature Guarantee
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING
A RESTRICTED LEGEND]
In connection with any transfer of this Note occurring prior to May 29, 2027, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:
Check One
☐(1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of
Exhibit C to the Indenture is being furnished herewith.
☐(2) This Note is being transferred to a Non-U.S. person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit D to the Indenture is being furnished herewith.
or
☐(3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.
If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.
Date:
Seller
By:
NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
1 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee:1
By:
To be executed by an executive officer
C-1
EXHIBIT C
[RULE 144A CERTIFICATE]
_____________, ________
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. AS TRUSTEE
500 Ross Street, 12th Floor
Pittsburgh, PA 15262
Attention: Corporate Trust.
Re:Mobility Global Inc. 5.050% Senior Notes due 2029, 5.450% Senior Notes due 2031 and
6.050% Senior Notes due 2036] (“Notes”) issued under the Indenture dated as of May 29,
2026, as supplemented by the First Supplemental Indenture dated as of May 29, 2026
(collectively, the “Indenture”)
Ladies and Gentlemen:
[TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED]
This Certificate relates to:
[CHECK A OR B AS APPLICABLE.]
☐A.Our proposed purchase of $__________ principal amount of Notes issued under the Indenture.
☐B.Our proposed exchange of $__________ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.
We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of ___________________, 20__, which is a date on or since close of our most recent fiscal year.  We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the
Securities Act of 1933, as amended (the “Securities Act”).  If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account.  We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.  Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.
You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
C-2
Very truly yours,
[NAME OF PURCHASER (FOR TRANSFERS)
OR OWNER (FOR EXCHANGES)]
as Trustee
By:
Name:
Title:
Address:
Date:
D-1
EXHIBIT D
[REGULATION S CERTIFICATE]
_____________, ________
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE
500 Ross Street, 12th Floor
Pittsburgh, PA 15262
Attention: Corporate Trust.
Re:Mobility Global Inc. [5.050% Senior Notes due 2029, 5.450% Senior Notes due 2031 and
6.050% Senior Notes due 2036] (“Notes”) issued under the Indenture, dated as of May
29, 2026, as supplemented by the First Supplemental Indenture, dated as of May 29, 2026
(collectively, the “Indenture”)
Ladies and Gentlemen:
[TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED]
Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the
Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.
[CHECK A OR B AS APPLICABLE.]
☐A.This Certificate relates to our proposed transfer of $        principal amount of
Notes issued under the Indenture. We hereby certify as follows:
1.The offer and sale of the Notes was not and will not be made to a Person in the United
States (unless such Person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.
2.Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any Person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any Person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.
3.Neither we, any of our affiliates, nor any Person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.
D-2
4.The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.
5.If we are a dealer or a Person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the
Restricted Period (as defined in the Indenture), or we are an officer or director of the
Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of
Regulation S.
☐B.This Certificate relates to our proposed exchange of $        principal amount of
Notes issued under the Indenture for an equal principal amount of Notes to be held by us.
We hereby certify as follows:
1.At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person”
pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i)
under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.
2.Unless the circumstances described in paragraph 1(ii) above are applicable, either (a)
at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.
3.The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.
You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
Very truly yours,
[NAME OF PURCHASER (FOR TRANSFERS)
OR OWNER (FOR EXCHANGES)]
as Trustee
By:
Name:
Title:
Address:
Date:
D-3